Pacer Benchmark Retail Real Estate ETF
Schedule of Investments
January 31, 2020 (Unaudited)

EXCHANGE TRADED FUNDS - 3.8%	Shares	Value
Finance and Insurance - 3.8%
Vanguard Real Estate ETF	551	$51,755
TOTAL EXCHANGE TRADED FUNDS (Cost $50,764)		51,755

REAL ESTATE INVESTMENT TRUSTS - 96.0%
Diversified - 4.4%
EPR Properties	820	58,523
Regional Malls - 19.6%
Brookfield Property REIT, Inc.	765	14,122
Macerich Co. (a)	1,265	28,222
Pennsylvania Real Estate Investment Trust (a)	647	2,549
Simon Property Group, Inc.	1,354	180,285
Tanger Factory Outlet Centers, Inc. (a)	1,017	14,879
Taubman Centers, Inc.	647	17,094
Washington Prime Group, Inc. (a)	1,973	5,939
		263,090
Shopping Centers - 36.4%
Acadia Realty Trust	714	17,721
Alexander's, Inc.	35	11,294
Brixmor Property Group, Inc. (a)	2,767	55,229
CBL & Associates Properties, Inc. (a)	1,727	1,451
Cedar Realty Trust, Inc.	763	1,984
Federal Realty Investment Trust	465	58,134
Kite Realty Group Trust	888	15,274
Kimco Realty Corp.	2,807	53,473
Regency Centers Corp.	1,554	96,410
Retail Opportunity Investments Corp.	1,125	18,641
Retail Properties of America, Inc.	2,525	30,679
RPT Realty	750	10,462
Saul Centers, Inc.	124	6,123
Seritage Growth Properties - Class A	257	9,437
SITE Centers Corp.	1,856	23,590
Urban Edge Properties	1,327	24,404
Urstadt Biddle Properties, Inc.	316	7,164
Weingarten Realty Investors	1,457	42,399
Whitestone REIT	399	5,227
		489,096
Single Tenant - 35.6%
Agree Realty Corp.	422	32,043
Essential Properties Realty Trust, Inc.	637	17,588
Getty Realty Corp.	374	11,788
National Retail Properties, Inc.	1,621	90,776
Realty Income Corp.	2,761	216,490
Spirit Realty Capital, Inc.	953	50,299
STORE Capital Corp.	1,490	58,483
		477,467
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,432,292)		1,288,176

SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 1.50% (b)	1,278	1,278
TOTAL SHORT-TERM INVESTMENTS (Cost $1,278)		1,278

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.1%
Mount Vernon Liquid Assets Portfolio, LLC 1.77% (b)	108,309	108,309
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $108,309)		108,309

Total Investments (Cost $1,592,643) - 108.0%		1,449,518
Liabilities in Excess of Other Assets - (8.0)%		(106,789)
TOTAL NET ASSETS - 100.0%		$1,342,729

Percentages are stated as a percent of net assets.
(a) All or portion of this security is on loan as of January 31, 2020. The total value of securites on loan is $102,819 or 7.7% of net assets.
(b) The rate shown is as of January 31, 2020.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaqy Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Exchange Traded Funds	$ 51,755	$ -	$ -	$ -	$ 51,755
Real Estate Investment Trusts	1,288,176	-	-	-	1,288,176
Short-Term Investments	1,278	-	-	-	1,278
Investments Purchased with Proceeds from Securities Lending	-	-	-	108,309	108,309
Total Investments in Securities	$ 1,341,209	$ -	$ -	$ 108,309	$ 1,449,518
^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2020, the Fund did not recognize any transfers to or from Level 3.